UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2018

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37906	98-1329150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 East 55th Street, 18th Floor, New York, New York 10022
(Address of principal executive offices, including Zip Code)

(212) 593-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, Avista Healthcare Public Acquisition Corp., a Cayman Islands exempted company (the “Company”), redeemed of all of its outstanding Class A ordinary shares on October 31, 2018 as a result of its failure to consummate an initial business combination prior to October 14, 2018 and the Company’s inability to obtain the requisite vote to extend such deadline at its Extraordinary General Meeting of Shareholders held on October 4, 2018.  On November 2, 2018, the Company received a written notice (the “Notice”) from the Listing Qualifications Department of The NASDAQ Stock Market (“NASDAQ”) indicating that the Staff has determined to delist the Company’s Class A ordinary shares from the NASDAQ pursuant to its discretionary authority under Listing Rules 5101 and IM-5101-1.2 and has determined to delist the Company’s warrants and units for failing to comply with Listing Rules 5560(a) and 5225(b)(1)(A), respectively, as a result of the Company’s Class A ordinary shares no longer meeting the minimum 300 public holder requirement and the minimum 500,000 publicly held shares requirement, as well as the minimum $2.5 million stockholders equity requirement for continued listing on the NASDAQ Capital Market, in each case pursuant to Rule 5550.  Accordingly, the Staff notified the Company that unless the Company requests an appeal of this determination, such securities will be delisted at the opening of business on November 13, 2018 and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on NASDAQ.

The Company intends to appeal NASDAQ’s decision to a hearings panel prior to the deadline to appeal on November 9, 2018 pursuant to the procedures set forth in the NASDAQ rules.  The suspension of the Company’s securities and the filing of the Form 25-NSE will be stayed pending the hearing panel’s decision. The Company can provide no assurance that, following the hearing, the hearings panel will grant the Company’s request for continued listing or that the Company can maintain compliance with the other NASDAQ Listing Rules.

As previously reported, the Company’s warrants and Class B ordinary shares remain outstanding. The holders of Class B ordinary shares, which includes Avista Acquisition Corp., the Company’s sponsor, and each of the Company’s directors, determined not to proceed with liquidation and dissolution of the Company and to maintain the existence of the Company following the redemption in order to pursue the consummation of a business combination with Organogenesis Inc. pursuant to that certain Agreement and Plan of Merger, dated as of August 17, 2018, by and among the Company, Avista Healthcare Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company and Organogenesis Inc., as amended on October 5, 2018, and as may be further amended from time to time (the “Merger Agreement”).

Forward-Looking Statements

The Company makes forward-looking statements in this report within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events. Forward-looking statements may be identified by the use of words such as “will,” “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” “extend,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include statements relating to the redemption of the public shares, the continued existence and operations of the Company to pursue the proposed business combination, and the proposed business combination. Forward looking statements with respect to the redemption, the continued existence and operations of the Company, the proposed business combination, strategies, prospects and other aspects of the businesses of the Company, Organogenesis or the combined company after completion of the business combination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward looking statements. These factors include, but are not limited to: (1) the Company’s ability to successfully appeal NASDAQ’s determination to delist the securities and otherwise maintain compliance with applicable NASDAQ listing standards; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement by and between the Company and Organogenesis Inc. and the proposed business combination contemplated therein; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the Company’s shareholder or other conditions to closing in the Merger Agreement; (4) the risk that the proposed business combination disrupts current plans and operations of Organogenesis as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; (8) the possibility that Organogenesis may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the registration statement of the Company filed in connection with the proposed business combination and the joint proxy/consent solicitation statement/prospectus contained therein, including those under

“Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by the Company. Although they may voluntarily do so from time to time, the Company and Organogenesis undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Anyone using the presentation does so at their own risk and no responsibility is accepted for any losses which may result from such use directly or indirectly. Investors should carry out their own due diligence in connection with the assumptions contained herein. The forward-looking statements in this Current Report speak as of the date of this filing.

Disclaimer

This Current Report shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Current Report relates to a proposed business combination between the Company and Organogenesis.

Additional Information About the business combination

In connection with the proposed business combination between Organogenesis and the Company, the Company has filed with the Securities and Exchange Commission, a registration statement on Form S-4 and joint proxy/consent solicitation statement/prospectus forming a part thereof (the “Registration Statement”) and will mail a definitive Registration Statement and other relevant documentation to the Company’s shareholders. The Company’s shareholders and other interested persons are advised to read the preliminary Registration Statement and the amendments thereto and, when available, the definitive Registration Statement and documents incorporated by reference therein as these materials will contain important information about the Company, Organogenesis and the business combination. The definitive Registration Statement will be mailed to the Company’s shareholders as of a record date to be established for voting on the proposed business combination when it becomes available. Shareholders will also be able to obtain a copy of the preliminary and definitive Registration Statement once it is available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: Avista Healthcare Public Acquisition Corp., 65 East 55th Street, 18th Floor, New York, NY 10022.

The Company shareholders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about the Company and Organogenesis, once such documents are filed with the SEC.

Participants in the Solicitation

The Company and its directors, executive officers and other members of its management and employees and Organogenesis and its directors and management may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed business combination. Shareholders are urged to carefully read the Registration Statement regarding the proposed business combination, because it contains important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s shareholders in connection with the proposed business combination will be set forth in the Registration Statement when it is filed with the SEC. Information about the Company’s executive officers and directors also will be set forth in the Registration Statement relating to the proposed business combination when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avista Healthcare Public Acquisition Corp.

	By:	/s/ John Cafasso
	Name:	John Cafasso
	Title:	Chief Financial Officer
Date: November 5, 2018